184



                                   APPENDIX II












                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                             SUBSCRIPTION AGREEMENT






















                                                              Name:

                                                              Number:

                      OFFSHORE STOCK SUBSCRIPTION AGREEMENT

     This Stock Subscription Agreement (the "Agreement"), dated _____________, 1995, is entered into by and between Palomar Medical Technologies, Inc., a Delaware corporation (the "Company", "PMTI," or "Seller"), and ___________________________ a corporation/citizen under the laws of
_______________ (the "Buyer").

     The Company has offered for sale outside the United States, (as that term is defined in Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Act") to the Buyer certain securities as set forth in paragraph 1 below.

     The parties hereto agree as follows:

1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

     (a) Subscription. Upon the basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, the Seller covenants and agrees to sell to Buyer __________ shares of PMTI Common Stock (the "Common Stock") for an aggregate amount of ($ US). The purchase price of the Common Stock shall be 5% below the average closing bid price of the Common Stock from November 20, 1995 to November 25, 1995, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). For every two shares of Common Stock purchased, a warrant to purchase one share of Common Stock (the "Warrant") will be issued expiring in three years at an exercise price of $5 per share of Common Stock. The shares of Common Stock and the shares of Common Stock underlying the Warrants (the "Shares") may be sold no earlier than 180 days after the closing date.

     b. Form of Payment and Closing Date. Buyer shall pay the purchase price by delivering good funds in United States Dollars to "Foley, Hoag & Eliot Client Funds Account", One Post Office Square, Boston, MA 02109 as Escrow Agent. The closing of the offering shall take place on or before November 30, 1995 by delivery of the Warrants and stock certificates representing the shares of Common Stock to the Buyer upon notification by the Escrow Agent to the Seller that payment in full has been received, and the funds have been wired to Seller's bank account which has been specified to the Escrow Agent.

2. SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

     a.  Offshore  Transaction.  Buyer  represents  and  warrants  to  Seller as follows:
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                                      186

          (i) Buyer is not organized under the laws of the United States and was not formed for the purpose of investing in Regulation S securities and is not registered under the Securities Act;

          (ii) At the time the buy order was originated, Buyer was outside the United States;

          (iii)No offer to purchase the Shares or the Warrants was made in the United States;

          (iv) Buyer is purchasing the Shares and the Warrants for its own account and for investment purposes and not with a view towards distribution;

          (v) All subsequent offers and sales of the Shares and the Warrants delivered at the Closing Date in the United States or to U.S. persons shall be made in compliance with Regulation S pursuant to registration of securities under the Securities Act of 1933 or pursuant to an exemption from registration. In any case, the Common Stock and Warrants delivered at the Closing Date and the Common Stock issuable upon the exercise of the Warrants shall not be resold to U.S. persons or within the United States during a prohibited period of one hundred eighty (180) days commencing on the date of Closing of the purchase of the Shares;

          (vi) Buyer understands that the Shares and the Warrants are being offered and sold to it in reliance of specific exemptions from the registration requirements of Federal and State securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such exemptions and the suitability of Buyer to acquire the Shares and the Warrants;

          (vii)The Buyer understands that no federal or state agency has passed on or made any recommendation or endorsement of the Common Stock or the Warrants; and

          (viii) The transactions contemplated by this Agreement have not been pre-arranged with a Buyer located in the United States or who is a U.S. Person and are not part of a plan or scheme to evade the registration provisions of the Act.

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                                      187

          (ix) Upon exercise of the Warrant, Buyer will certify in writing that it is not a U.S. person and the Warrant is not being exercised on behalf of a U.S. person.

3. SELLER REPRESENTATIONS

     a. Reporting Company Status. Seller is a "Reporting Company" as defined by Rule 902 of Regulation S. For at least the last 12 months, Seller has fully complied, to the extent applicable, with all reporting obligations under Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Seller has registered its Common Stock pursuant to Section 12(b) of the Exchange Act and the Common Stock trades on NASDAQ SmallCap Market.

     b. Current Public Information. Seller has furnished Buyer with copies of the Company's most recent Annual Report on the Form 10-KSB filed with the Securities and Exchange Commission and the Forms 10-Q filed thereafter (collectively the "SEC Filings"), and other publicly available documents.

     c. Offshore Transaction.

          (i) Seller has not offered the securities which are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. person as that term is defined in Regulation S.

          (ii) At the time the buy order was originated, Seller and/or its agents reasonably believed Buyer was outside of the United States and was not a U.S. person.

          (iii)Seller and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

     d. No directed Selling Efforts. In regard to this transaction, neither Seller nor any person acting on its behalf has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Seller or any such person conducted any general solicitation relating to the offer and sale of the securities which are the subject of this transaction to persons resident within the United States or elsewhere.

     e. Concerning the Shares. The Common Stock when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of the Company.

     f. Subscription Agreement The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy and other laws effecting the enforcement of creditors rights generally.

     g. Non-contravention The execution and delivery of the Subscription Agreement and the consummation of the issuance of the Shares and the Warrants and the transactions contemplated by the Subscription Agreement do not and will not conflict with or result in a breach by the Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Seller, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Seller or any of its properties or assets.

     h. Approvals Seller is not aware of any authorization, approval or consent of any governmental body.

4. EXEMPTION; RELIANCE ON REPRESENTATIONS

     Buyer understands that the offer and sale of the Shares and the Warrants are not being registered under the 1933 Act. Seller is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     Buyer  understands  that  Seller's   obligations  to  sell  the  Shares  is
conditioned upon:

     a. The receipt and acceptance by Seller of this Subscription Agreement for all of the Shares as evidenced by execution of this Subscription Agreement by the Seller; and

     b. Delivery into escrow by Buyer of good funds as payment in full for the purchase of the Shares.

6. CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE

     Seller understands that Buyer's obligation to purchase the Shares is conditioned upon:

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                                      189

     a. Acceptance execution by Buyer of this Subscription Agreement for the sale of Shares; and

     b. Delivery of Shares with the restrictions as described herein.

     7. GOVERNING LAW

     This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto.

     8. NOTICES

     All communications hereunder shall be in writing, and, if sent to the Buyer shall be sufficient in all respects if delivered, sent by registered mail, or by telecopy and confirmed to the Buyer at:

         Name:
         Address:
         City:
         Country:
         Attention:

or, if sent to the Seller, shall be delivered, sent by registered mail or by telecopy and confirmed to the Company at:

         Palomar Medical Technologies, Inc.
         66 Cherry Hill Drive
         Beverly, MA  01915
         Attention:  Paul S. Weiner, Corporate Controller
         Telephone:        (508) 921-9300
         Telecopy:         (508) 921-5801

9. FEES AND EXPENSES

     Each of the Buyer and the Seller agrees to pay its own expenses incident on the performance of its obligations hereunder, including but not limited to, the fees, expenses and disbursements of such party's counsel.

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                                      190

     IN WITNESS THEREOF, this Offshore Securities Subscription Agreement was duly executed on the date first written below.

Dated this _____ day of the month of ________________, 1995.

Official Signatory of SELLER
PALOMAR MEDICAL TECHNOLOGIES, INC.

BY:
     -----------------------------------------
         (Authorized Signature)

     -----------------------------------------
         (Print Name and Title)



Accepted this ____ day of the month of ________________, 1995.

Official signature of BUYER



----------------------------------------------
         (Authorized Signature)

----------------------------------------------
         (Print Name and Title)